UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2017

Pendrell Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	001-33008	98-0221142
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Carillon Point, Kirkland, Washington		98033
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(425) 278-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07	Submission of Matters to a Vote of Security Holders.

Pendrell Corporation (the “Company”) held its annual meeting of shareholders on June 14, 2017. At the meeting, the shareholders of the Company (i) elected the persons listed below to serve as directors of the Company, (ii) approved an advisory (non-binding) resolution on executive compensation; (iii) approved an annual advisory (non-binding) say-on-pay vote; (iv) approved a reverse stock split at a rate of 1-for-100; (v) re-approved the 2012 Equity Incentive Plan; and (vi) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Set forth below are the voting results for each of these proposals:

Proposal 1 – Election of Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard P. Emerson	64,107,672	2,365,851	0
Nicolas Kauser	63,494,557	2,978,966	0
Craig O. McCaw	64,100,960	2,372,563	0
Lee E. Mikles	64,106,308	2,367,215	0
R. Gerard Salemme	64,096,996	2,376,527	0
Stuart M. Sloan	63,346,114	3,127,409	0
H. Brian Thompson	63,342,831	3,130,692	0

Proposal 2 – Approval of an advisory (non-binding) resolution on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,289,676	6,853	176,994	0

Proposal 3 – Approval of an advisory (non-binding) recommendation on the frequency of future advisory votes on executive compensation.

Votes 1 Year	Votes 2 Years	Votes 3 Years	Votes Abstained	Broker Non-Votes
66,007,471	94,677	203,412	167,963	0

Proposal 4 – Approval of reverse stock split at an exchange rate of 1-for-100 to allow the Company to deregister its Common Stock under the Securities Exchange Act of 1934.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,312,082	6,988,452	172,989	0

Proposal 5 – Re-approval of the 2012 Equity Incentive Plan for purposes of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,029,757	3,269,684	174,082	0

Proposal 6 – Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,301,855	6,564	165,104	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pendrell Corporation

June 16, 2017	By:	/s/ Timothy M. Dozois

Name: Timothy M. Dozois
Title: Corporate Counsel and Corporate Secretary